                                                                    Exhibit 24.1


                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Cheryl L. Vitali
                                       -----------------------------------------
                                       Cheryl L. Vitali

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ David L. Rogers
                                       -----------------------------------------
                                       David L. Rogers

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Lyle Berman
                                       -----------------------------------------
                                       Lyle Berman

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Thomas J. Brosig
                                       -----------------------------------------
                                       Thomas J. Brosig

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Morris Goldfarb
                                       -----------------------------------------
                                       Morris Goldfarb

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Gary Crittenden
                                       -----------------------------------------
                                       Gary Crittenden

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Marvin Goldstein
                                       -----------------------------------------
                                       Marvin Goldstein

                        WILSONS THE LEATHER EXPERTS INC.

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Peter G. Michielutti, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2002.


                                       /s/ Joel N. Waller
                                       -----------------------------------------
                                       Joel N. Waller